Prepaid Expenses and Other Assets - Schedule of Prepaid Expenses and Other Assets (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Prepaid Expenses And Other Assets [Abstract]
Due from online payment platforms	[1]	$ 1,430,700	$ 1,325,600
Prepayment to suppliers		447,000	813,100
Others		299,800	214,200
Less: allowance for credit loss against other receivable		(80,500)
Prepaid Expenses And Other Assets		$ 2,097,000	$ 2,352,900

[1]	The Company’s IAP customers make payments to the Company through online payment platforms, including Apple Pay and Google Pay. It generally takes 2 – 3 weeks for the online payment platforms to make the payments from online payment platforms accounts to the Company’s bank account. As of June 30, 2026 and December 31, 2025, the outstanding represented IAP service fees in the account of the Company’s online payment platforms.